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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2000

                            Chicago Title Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         1-13995                                        36-4217886
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(Commission File Number)                    (IRS Employer Identification Number)

                             171 North Clark Street
                             Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 431-4288


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Item 5. Other Events.


         On February 11, 2000, Chicago Title Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following exhibits accompany this Report:

             Exhibit Number           Exhibit Description
             --------------           -------------------

                   99 Chicago Title Corporation press release dated February 11, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHICAGO TITLE CORPORATION

Date:  February 11, 2000                By:  /s/ Paul T. Sands, Jr.
                                             -----------------------
                                             Paul T. Sands, Jr.
                                             Executive Vice President,
                                             General Counsel and Secretary

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                                Index to Exhibits


       Exhibit Number                    Exhibit Description
       --------------                    -------------------

             99                          Chicago Title Corporation press release
                                         dated February 11, 2000.